Exhibit 10.1

AMENDMENT NUMBER ELEVEN TO AMENDED AND RESTATED BUSINESS FINANCING AGREEMENT

This AMENDMENT ELEVEN TO AMENDED AND RESTATED BUSINESS FINANCING AGREEMENT (this “Amendment”), dated as of June 14, 2018, is entered into by and among Western Alliance Bank, an Arizona corporation, as successor in interest to Bridge Bank, National Association (“Lender”), on the one hand, and Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc. (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”) on the other hand, with reference to the following facts:

A.     Borrowers and Lender previously entered into that certain Amended and Restated Business Financing Agreement, dated as of July 25, 2014, as amended by that certain Amendment Number One to Amended and Restated Business Financing Agreement and Waiver of Defaults, dated as of December 31, 2014, that certain Amendment Number Two to Amended and Restated Business Financing Agreement, dated as of March 11, 2015, that certain Amendment Number Three to Amended and Restated Business Financing Agreement, dated as of June 5, 2015, that certain Amendment Number Four to Amended and Restated Business Financing Agreement and Waiver of Defaults, dated as of November 13, 2015, that certain Amendment Number Five to Amended and Restated Business Financing Agreement, dated as of February 3, 2016, that certain Amendment Number Six to Amended and Restated Business Financing Agreement, dated as of March 18, 2016, that certain Amendment Number Seven to Amended and Restated Business Financing Agreement, dated as of April 20, 2016, that certain Amendment Number Eight to Amended and Restated Business Financing Agreement and Waiver of Defaults, dated as of September 23, 2016, that certain Amendment Number Nine to Amended and Restated Business Financing Agreement dated as of January 23, 2017, and that certain Amendment Number Ten to Amended and Restated Business Financing Agreement, dated as of June 1, 2017 (as so amended, the “Agreement”);

B.     Borrowers have requested that Lender make certain amendments to the Agreement;

C.     Lender has agreed with such requests, subject to the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the foregoing, the parties hereto hereby agree as follows:

1.     Defined Terms. All initially capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

2.     Amendments to Section 12.1.

(a)     Section 12.1 of the Agreement is hereby amended to amend and restate the following definitions in their entirety as follows:

“Maturity Date” means July 31, 2019 or such earlier date as Lender shall have declared the Obligations immediately due and payable pursuant to Section 7.2 hereof.

“Prime Rate” means the greater of 4.75% per year or the variable per annum rate of interest most recently announced by Lender as its "Prime Rate." Lender may price loans to its customers at, above, or below the Prime Rate. Any change in the Prime Rate shall take effect at the opening of business on the day specified in the public announcement of a change in Lender’s Prime Rate

3.     Amendment to Section 4.8.

(a)     Clauses (h) and (i) of Section 4.8 of the Agreement are hereby amended and restated in their entirety as follows:

(h)     (1) Within 10 days after the end of each calendar month and (2) no later than 3 business days prior to each Advance, a borrowing base certificate, in form and substance satisfactory to Lender, setting forth Eligible Receivables and Receivable Amounts thereof as of, in the case of a borrowing base certificate delivered under clause (1) above, the last day of the preceding calendar month, and in the case of a borrowing base certificate delivered under clause (2) above, a date no earlier than three business days prior to the Advance.

(i)     (1) Within 10 days after the end of each calendar month and (2) no later than 3 business days prior to each Advance, a detailed aging of each Borrower’s receivables by invoice date, together with payable aging, deferred revenue report (showing short term vs. long term deferred revenue), billings detail, cash collections journal, credit memo report, and such other matters as Lender may request.

4.     Replacement Exhibit A. Exhibit A to the Agreement is hereby replaced with Exhibit A attached hereto.

5.     Conditions Precedent to Effectiveness of Amendment. The effectiveness of this Amendment is subject to and contingent upon the fulfillment of each and every one of the following conditions to the satisfaction of Lender:

(a)     Lender shall have received this Amendment, duly executed by Borrowers;

(b)     Lender shall have received (i) an Acknowledgment and Agreement of Guarantor, duly executed by MILFAM II, L.P., and ALIMCO, (ii) the Third Amended and Restated Limited Guaranty, duly executed by MILFAM II, L.P, and (iii) the Limited Partnership Resolution to Guaranty, duly executed by MILFAM II, L.P.;

(c)     Lender shall have received the Acknowledgment and Agreement of Subordinate Creditors, duly executed by Neil Subin as Personal Representative of the Estate of Lloyd I. Miller, III, MILFAM II L.P., Lloyd I. Miller, III Trust A-4, Marli B. Miller Trust A-4, and ALIMCO (“Subordinate Creditors”);

(d)     Lender shall have received a copy of the Letters of Administration for the Estate of Lloyd I. Miller, III;

(e)     No Event of Default or Default shall have occurred and be continuing; and

(f)     All of the representations and warranties set forth herein and in the Agreement shall be true, complete and accurate in all respects as of the date hereof (except for representations and warranties which are expressly stated to be true and correct as of the date of the Agreement).

6.     Representations and Warranties. In order to induce Lender to enter into this Amendment, each Borrower hereby represents and warrants to Lender that:

(a)     No Event of Default or Default is continuing;

(b)     All of the representations and warranties set forth herein and in the Agreement are true, complete and accurate in all respects (except for representations and warranties which are expressly stated to be true and correct as of the date of the Agreement); and

(c)     This Amendment has been duly executed and delivered by Borrowers, and the Agreement continues to constitute the legal, valid and binding agreements and obligations of Borrowers, enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, and similar laws and equitable principles affecting the enforcement of creditors’ rights generally.

7.     Counterparts; Telefacsimile Execution. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, shall be deemed to be an original, and all of which, when taken together, shall constitute but one and the same Amendment. Delivery of an executed counterpart of this Amendment by telefacsimile shall be equally as effective as delivery of a manually executed counterpart of this Amendment. Any party delivering an executed counterpart of this Amendment by telefacsimile also shall deliver a manually executed counterpart of this Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this Amendment.

8.     Integration. The Agreement as amended by this Amendment constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and thereof, and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof and thereof.

9.     No Waiver. The execution of this Amendment and the acceptance of all other agreements and instruments related hereto shall not be deemed to be a waiver of any Default or Event of Default, whether or not known to Lender and whether or not existing on the date of this Amendment.

10.     Release.

(a)     Each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor singing the Acknowledgment and Agreement of Subordinating Creditor, hereby absolutely and unconditionally releases and forever discharges Lender, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which such Borrower has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown. Each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor signing the Acknowledgment and Agreement of each Subordinate Creditor set forth below, each certify that it has read the following provisions of California Civil Code Section 1542:

A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.

(b)     Each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor signing the Acknowledgment and Agreement of each Subordinate Creditor set forth below, understands and acknowledges that the significance and consequence of this waiver of California Civil Code Section 1542 is that even if it should eventually suffer additional damages arising out of the facts referred to above, it will not be able to make any claim for those damages. Furthermore, each Borrower, each Guarantor signing an Acknowledgment and Agreement of Guarantor set forth below, and each Subordinate Creditor signing the Acknowledgment and Agreement of each Subordinate Creditor set forth below, acknowledges that it intends these consequences even as to claims for damages that may exist as of the date of this release but which it does not know exist, and which, if known, would materially affect its decision to execute this Agreement, regardless of whether its lack of knowledge is the result of ignorance, oversight, error, negligence, or any other cause.

11.     Reaffirmation of the Agreement. The Agreement as amended hereby remains in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed and delivered this Amendment as of the date first hereinabove written.

DETERMINE INC., a Delaware corporation

By	/s/ John K. Nolan
Name:	John K. Nolan
Title:	CFO

DETERMINE SOURCING INC., a Delaware corporation

By	/s/ John K. Nolan
Name:	John K. Nolan
Title:	CFO

Amendment Number Eleven to Amended and Restated Business Financing Agreement

WESTERN ALLIANCE BANK, an Arizona corporation

By	/s/ Josh Converse
Name:	Josh Converse
Title:	Vice President

Amendment Number Eleven to Amended and Restated Business Financing Agreement

Exhibit A
to
Amendment Number Eleven to Amended and Restated Business Financing Agreement

COMPLIANCE CERTIFICATE

TO:	Western Alliance Bank, an Arizona corporation, as successor in interest to Bridge Bank, National Association (the “Lender”)

FROM:	DETERMINE, INC., a Delaware corporation f/k/a Selectica, Inc., and DETERMINE SOURCING, INC., a Delaware corporation f/k/ Selectica Sourcing, Inc. (“Borrowers”)

The undersigned authorized officer of DETERMINE, INC. a Delaware corporation f/k/a Selectica, Inc., and DETERMINE SOURCING INC., a Delaware corporation f/k/a Selectica Sourcing, Inc., hereby certifies that in accordance with the terms and conditions of the Amended and Restated Business Financing Agreement between Borrowers and Lender (the “Agreement”), (i) Borrowers are in complete compliance for the period ending _______________ with all required covenants except as noted below and (ii) all representations and warranties of Borrowers stated in the Agreement are true and correct as of the date hereof. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with Generally Accepted Accounting Principles (GAAP) and are consistently applied from one period to the next except as explained in an accompanying letter or footnotes.

Please indicate compliance status by circling Yes/No under “Complies” column.
All deliverables shall comply with the requirements set forth in the Agreement.

Reporting Covenant	Required		Complies

Consolidated monthly financial statements	Within 30 days after the end of each month in which any Advance was outstanding (including the last period in each fiscal year) and no later than 15 days prior to each Advance		Yes	No

Borrowing Base Certificate	Within 10 days after the end of each calendar month and no later than 3 business days prior to each Advance		Yes	No

A/R & A/P Agings, deferred revenue report (showing short term vs. long term deferred revenue), billings detail, cash collections journal, and credit memo report	Within 10 days after the end of each calendar month and no later than 3 business days prior to each Advance		Yes	No

Consolidated quarterly financial statements	Within 45 days of the end of each calendar quarter		Yes	No

Compliance Certificate	Concurrent with the monthly, quarterly and annual financial statements		Yes	No

Consolidated annual financial statements (audited)	Within 120 days of each FYE		Yes	No

10K and 10Q reports	Within 5 business days of SEC filing dates		Yes	No

A/R & Collateral Audit	Annually		Yes	No

Board approved annual financial projections	30 days after the beginning of each FYE		Yes	No

Financial Covenant	Required	Actual	Complies

Asset Coverage Ratio	2.00 to 1.00	___ to 1.00	Yes	No

Amendment Number Eleven to Amended and Restated Business Financing Agreement

Deposits
Deposits held at Western Alliance Bank: $________________________
Deposits held outside of Western Alliance Bank: $_________________

Amendment Number Eleven to Amended and Restated Business Financing Agreement

Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status	Yes	No

DATE

Amendment Number Eleven to Amended and Restated Business Financing Agreement

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the obligations of Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc., (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”), to Western Alliance Bank, an Arizona corporation (“Lender”), pursuant to the Second Amended and Restated Limited Guaranty of the undersigned (“Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 10 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that, subject to the terms of the Guaranty, Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Guaranty.

MILFAM II L.P., a Delaware limited partnership

By MILFAM LLC,
a Delaware limited liability company Its General Partner

/s/ Neil S. Subin
By: Neil S. Subin Title: Manager

Amendment Number Eleven to Amended and Restated Business Financing Agreement

ACKNOWLEDGMENT AND AGREEMENT OF GUARANTOR

The undersigned, a guarantor of the obligations of Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc., (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”), to Western Alliance Bank, an Arizona corporation (“Lender”), pursuant to the Third Amended and Restated Limited Guaranty of the undersigned (“Guaranty”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 10 of the Amendment) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of its Guaranty; and (iv) acknowledges that, subject to the terms of the Guaranty, Lender may amend, restate, extend, renew or otherwise modify the Loan Documents and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the obligations of the undersigned under the Guaranty.

ALIMCO FINANCIAL CORPORATION f/k/a ALLIANCE SEMICONDUCTOR CORPORATION, a Delaware corporation

By:	/s/ Alan B. Howe
Name:	Alan B. Howe
Title:	CEO

Amendment Number Eleven to Amended and Restated Business Financing Agreement

ACKNOWLEDGMENT AND AGREEMENT OF SUBORDINATE CREDITORS AND ASSUMPTION OF SUBORDINATION AGREEMENT

The undersigned, each a subordinate creditor of the indebtedness of Determine, Inc., a Delaware corporation, f/k/a Selectica, Inc. (“Determine”), and Determine Sourcing Inc., a Delaware corporation, f/k/a Selectica Sourcing Inc., (“Sourcing,” together with Determine, each a “Borrower,” and collectively “Borrowers”), owing to, Western Alliance Bank, an Arizona corporation (“Lender”), pursuant to the Second Amended and Restated Subordination Agreement, dated as of December 27, 2016 (the “Subordination Agreement”), hereby (i) acknowledges receipt of the foregoing Amendment; (ii) consents to the terms (including without limitation the release set forth in Section 10) and execution thereof; (iii) reaffirms all obligations to Lender pursuant to the terms of the Subordination Agreement; and (iv) acknowledges that Lender may, subject to the terms of the Subordination Agreement, amend, restate, extend, renew or otherwise modify the Loan Documents between Borrowers and Lender, and any indebtedness or agreement of Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under the Subordination Agreement for all of Borrowers’ present and future indebtedness to Lender.

Each of Lloyd I. Miller, III Trust A-4 and Marli B. Miller Trust A-4 (each a “New Subordinated Creditor”) are assuming the position of, as successor in interest to, Lloyd I. Miller Trust A-4 under the Subordination Agreement. Each New Subordinated Creditor acknowledges the terms of the Agreement (as defined in the Amendment) and reaffirms and agrees to assume the Subordination Agreement, to be bound by its terms, and to be deemed a “Creditor” for all purpose thereunder.

Lloyd I. Miller, III (Deceased)

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Executor of the Estate of Lloyd I. Miller, III

ALIMCO FINANCIAL CORPORATION f/k/a ALLIANCE SEMICONDUCTOR CORPORATION, a Delaware corporation

By:	/s/ Alan B. Howe
Name:	Alan B. Howe
Title:	CEO

MILFAM II L.P. By: MILFAM LLC Its: General Partner

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

Amendment Number Eleven to Amended and Restated Business Financing Agreement

Lloyd I. Miller, III Trust A-4 By: MILFAM LLC Its: Investment Advisor

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

Marli B. Miller Trust A-4 By: MILFAM LLC Its: Investment Advisor

By:	/s/ Neil S. Subin
Name:	Neil S. Subin
Title:	Manager

Amendment Number Eleven to Amended and Restated Business Financing Agreement